UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 16, 2013

BERRY PETROLEUM COMPANY, LLC

(successor in interest to Berry Petroleum Company)

(Exact name of registrant as specified in its charter)

Delaware	1-9735	77-0079387
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 Broadway, Suite 3700 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 999-4400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to an Agreement and Plan of Merger (as amended, the “Merger Agreement”), dated February 20, 2013 and amended as of November 3, 2013 and November 13, 2013, by and among Berry Petroleum Company (“Berry” or the “Company”), Linn Energy, LLC (“Linn Energy”), LinnCo, LLC (“LinnCo”), Linn Acquisition Company, LLC, a direct wholly owned subsidiary of LinnCo (“LinnCo Merger Sub”), Bacchus HoldCo, Inc., a direct wholly owned subsidiary of the Company (“HoldCo”), and Bacchus Merger Sub, Inc., a direct wholly owned subsidiary of HoldCo (“Bacchus Merger Sub”), on December 16, 2013, LinnCo acquired the Company in an all-stock transaction in which the Company’s stockholders received 1.68 shares (the “Exchange Ratio”) representing limited liability company interests in LinnCo (“LinnCo Shares”) for each share of the Company’s common stock.

The transaction occurred through multiple steps. First, the Company engaged in a holding company merger (the “HoldCo Merger”) involving HoldCo and Bacchus Merger Sub. In the HoldCo Merger, Bacchus Merger Sub merged with and into the Company, with the Company surviving as a wholly owned subsidiary of HoldCo, and each issued and outstanding share of the Company’s Class A common stock and Class B common stock converted into the right to receive one equivalent share of Class A common stock and one equivalent share of Class B common stock, respectively, of HoldCo.

Second, promptly after the HoldCo Merger, the Company converted into a limited liability company (the “Conversion”). Third, promptly following the Conversion, HoldCo merged with and into LinnCo Merger Sub, with LinnCo Merger Sub surviving as the surviving company (the “LinnCo Merger” and together with the HoldCo Merger the “Mergers”). In the LinnCo Merger, each share of Holdco’s Class A common stock and Class B common stock was converted into 1.68 LinnCo Shares.

Finally, promptly following the LinnCo Merger, LinnCo contributed all of the outstanding equity interests in LinnCo Merger Sub (and therefore also its indirect ownership interest in the Company) to Linn (the “Contribution”) in exchange for the issuance to LinnCo (the “Issuance”) of newly issued Linn common units (the “Linn Units”).

The HoldCo Merger, the Conversion, the LinnCo Merger, the Contribution and the Issuance are collectively referred to herein as the “Transactions.”

In connection with the Transactions, each stock option outstanding under the Company’s equity plans immediately prior to the HoldCo Merger effective time was converted into a stock option representing an option to acquire Linn Units with equivalent terms and conditions, as adjusted to reflect the Exchange Ratio and for differences in the trading prices of Linn Units and LinnCo common shares in the period prior to the closing of the LinnCo Merger. Each unvested restricted stock unit outstanding under the Company’s equity plans immediately prior to the HoldCo Merger effective time (excluding any restricted stock unit held by a current or former non-employee director of the Company or by an employee of the Company whose employment will be terminated in connection with the Transactions as agreed by the parties and any performance-based restricted stock unit) was converted into a restricted stock unit in respect of Linn Units, as adjusted to reflect the Exchange Ratio and for differences in the trading prices of Linn Units and LinnCo Common Shares in the period prior to the closing of the LinnCo Merger. Each performance-based restricted stock unit, each vested restricted stock unit and each restricted stock unit held by a current or former non-employee director of the Company or by an employee of the Company whose employment will be terminated in connection with the Transactions as agreed by the parties, in each case outstanding under the Company’s equity plans immediately prior to the HoldCo Merger effective time, was converted into LinnCo common shares, in an amount calculated based on the Exchange Ratio.

ITEM 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

As a result of the Transactions, the Company no longer fulfills the listing requirements of the New York Stock Exchange (the “NYSE”). On the Closing Date, the Company notified the NYSE that the Transactions had been completed and requested that the NYSE (i) suspend trading of the Company’s common stock on the NYSE, (ii) withdraw the Company’s common stock from listing on the NYSE prior to the open of trading on December 17, 2013, and (iii) file with the SEC a notification of delisting of the Company’s common stock under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). As a result, the Company’s common stock will no longer be listed on the NYSE.

Additionally, the Company intends to file with the SEC certifications on Form 15 under the Exchange Act requesting the deregistration of the Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Section 15(d) of the Exchange Act as promptly as practicable. The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

ITEM 3.03	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

As set forth under Item 2.01 of this Current Report on Form 8-K, as of the Effective Time, each outstanding share of the Company’s common stock and each stock option, unvested restricted stock unit, performance-based restricted stock unit, vested restricted stock unit and each restricted stock unit held by a current or former non-employee director or terminated employee of the Company, in each case outstanding under the Company’s equity plans, was cancelled and converted into the right to receive the respective consideration specified in the Merger Agreement.

The information set forth under Items 2.01, 3.01 and 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

ITEM 5.01	CHANGES IN CONTROL OF REGISTRANT.

As a result of the Transactions, a change in control of the Company occurred, and the Company is now a wholly owned subsidiary of Linn.

The disclosure regarding the Transactions and the Merger Agreement set forth under Items 2.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective upon the consummation of the LinnCo Merger, the Company’s directors and executive officers ceased serving in such capacities.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

As of the effective time of the Conversion, the Amended and Restated Certificate of Incorporation and Restated Bylaws of the Company ceased to be in effect by operation of law and the organizational documents of the Company were the Certificate of Formation and Limited Liability Agreement in accordance with the terms of the Merger Agreement.

A copy of the Certificate of Formation and Limited Liability Agreement of the Company are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

The disclosure regarding the Merger and the Merger Agreement set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Company held a special meeting of its stockholders on December 16, 2013, at which a quorum was present. The tables below set forth for each matter voted on at the meeting, as certified by the independent inspector of elections, the number of votes cast for and against, as well as the number of abstentions and broker non-votes.

Proposal One: To adopt the Merger Agreement and approve the HoldCo Merger and the LinnCo Merger, and the other transactions contemplated by the Merger Agreement, pursuant to which Berry stockholders will receive 1.68 LinnCo common shares for each share of Berry common stock that they own immediately prior to the Mergers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
42,151,040	3,670,065	1,105,948	0

Proposal Two: To approve, on an advisory (non-binding) basis, specified compensation that may be received by Berry’s named executive officers in connection with the Mergers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,060,847	17,682,615	1,183,591	0

Proposal Three: To approve any adjournment of the Berry special meeting, if necessary or appropriate, to solicit additional proxies in favor of Proposal One.

Votes For	Votes Against	Abstentions	Broker Non-Votes
38,628,842	7,139,370	1,108,841	0

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of February 20, 2013, by and among Berry Petroleum Company, Bacchus HoldCo, Inc., Bacchus Merger Sub, Inc., LinnCo, LLC, Linn Acquisition Company, LLC and Linn Energy, LLC (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by Berry Petroleum Company on February 21, 2013).

2.2	Amendment No. 1, dated as of November 3, 2013, to the Agreement and Plan of Merger, dated as of February 20, 2013, by and among Berry Petroleum Company, Bacchus HoldCo, Inc., Bacchus Merger Sub, Inc., LinnCo, LLC, Linn Acquisition Company, LLC and Linn Energy, LLC. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by Berry Petroleum Company on November 4, 2013)

3.1	Certificate of Formation of Berry Petroleum Company, LLC.

3.2	Limited Liability Company Agreement of Berry Petroleum Company, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERRY PETROLEUM COMPANY, LLC
AS SUCCESSOR TO BERRY PETROLEUM COMPANY

Dated: December 20, 2013	By:	/s/ Candice J. Wells
Name: Candice J. Wells
Title: Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of February 20, 2013, by and among Berry Petroleum Company, Bacchus HoldCo, Inc., Bacchus Merger Sub, Inc., LinnCo, LLC, Linn Acquisition Company, LLC and Linn Energy, LLC (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by Berry Petroleum Company on February 21, 2013).

2.2	Amendment No. 1, dated as of November 3, 2013, to the Agreement and Plan of Merger, dated as of February 20, 2013, by and among Berry Petroleum Company, Bacchus HoldCo, Inc., Bacchus Merger Sub, Inc., LinnCo, LLC, Linn Acquisition Company, LLC and Linn Energy, LLC. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by Berry Petroleum Company on November 4, 2013)

3.1	Certificate of Formation of Berry Petroleum Company, LLC.

3.2	Limited Liability Company Agreement of Berry Petroleum Company, LLC.